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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


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
Date of Report (Date of earliest event reported)               October 3, 2003 (October 1, 2003)


                                           DYNAMEX INC.

                      (Exact name of registrant as specified in its charter)


          Delaware                        000-21057                          86-0712225
(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

           1870 Crown Drive, Dallas, Texas                                       75234
       Address of principal executive offices)                                (Zip Code)

     Registrants' telephone number, including area code                    (214) 561-7500
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                                EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 12 of Form 8-K and General Instruction B.6 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 7. EXHIBITS

99.1 Press release by the Company dated October 1, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Dynamex Inc. issued a press release on October 1, 2003 to announce its Results of Operations and Financial Condition for the fiscal year ended July 31, 2003. A copy of the Company's press release is attached as Exhibit 99.1.


     Dated:     October 3, 2003            by     /s/ Ray E. Schmitz
                                                  -------------------------
                                                  Ray E. Schmitz
                                                  Vice President and Chief
                                                  Financial Officer